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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2007



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)


              Delaware                 1-13817               11-2908692
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 (State or other jurisdiction of      Commission          (I.R.S. Employer
  incorporation or organization)      File Number        Identification No.)



     7908 N. Sam Houston Parkway W.
               5th Floor                                       77064
            Houston, Texas                                     -----
----------------------------------------                     (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (281) 931-8884


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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 3, 2007, Cindy B. Taylor delivered to the Company a resignation letter in which she resigned as a director of Boots & Coots International Well Control, Inc. (the "Company"), effective immediately. There were no disagreements between the Company and Mrs. Taylor that led to her resignation. A copy of Mrs. Taylor's resignation letter is filed as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     Mrs. Taylor served as a Class II director whose term was to expire upon the Company's 2008 annual meeting of stockholders. Mrs. Taylor also served as a member of the Compensation Committee and of the Nominating and Corporate Governance Committee of the Company. The Company's Nominating and Corporate Governance Committee, chaired by Robert G. Croyle, has commenced the process of identifying qualified candidates to serve the remaining portion of Mrs. Taylor's term.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOOTS & COOTS INTERNATIONAL WELL
                                         CONTROL, INC.



Date: December 5, 2007                   By:  /s/ Gabriel Aldape
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                                              Gabriel Aldape
                                              Chief Financial Officer



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                                  Exhibit Index

Number       Exhibit
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99.1         Resignation Letter of Cindy B. Taylor



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